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                             ARLINGTON TANKERS LTD.
                                 2006 BONUS PLAN

         1. Purpose. The purpose of this Bonus Plan (the "Plan") is to retain and to provide an incentive for the executive officers of Arlington Tankers Ltd., a Bermuda corporation (the "Company").

         2. Period Covered by Plan. This Plan shall cover the fiscal year ending December 31, 2006.

         3. Eligibility. The co-chief executive officers of the Company as of the date of the adoption of this Plan are eligible to participate in the Plan (each a "Participant"). In order to be eligible to receive a bonus payment, the Participant must be employed by the Company as of the date on which the Company files its Annual Report on Form 10-K for the 2006 fiscal year with the Securities and Exchange Commission (the "Determination Date").

         4. Bonus Payments. In the event that the Company achieves an objective set forth on Exhibit A attached hereto, each Participant shall be eligible to receive the bonus set forth opposite such objective consistent with the terms set forth in this plan. The bonus amounts set forth on Exhibit A are cumulative.

         5. Withholding Taxes. The Company may deduct from any payment otherwise due to Participants under this Plan any amount required to be withheld by the Company under applicable federal, state, and local or other income and employment tax withholding laws and regulations. If the Company elects not to or cannot withhold such amounts from payments due to a Participant, each Participant must pay the Company the full amount, if any, required for withholding.

         6. Non-Assignability. No Participant shall have the power or right to transfer, assign, mortgage, or otherwise encumber his interest under this Plan; nor shall such interest be subject to seizure for the payment of a Participant's debts, judgments, alimony, or separate maintenance or be transferable by operation of law in the event of a Participant's bankruptcy, insolvency, divorce or separation. This Plan shall be binding upon and shall inure to the benefit of the Company and its successors and assigns.

         7. Amendment and Termination of this Plan. The Compensation Committee may amend or terminate this Plan or any portion thereof at any time.

         8. Administration. This Plan shall be administered by the Compensation Committee of the Company's Board of Directors. The Compensation Committee shall have authority to adopt, amend and repeal such administrative rules, guidelines and practices relating to this Plan as it shall deem advisable. The Compensation Committee shall have broad discretion to construe and interpret the terms of this Plan, to make adjustments or amendments to this Plan, and to make determinations as to whether the criteria for bonus payments have been satisfied. All decisions by the Compensation Committee shall be made in the Compensation Committee's sole discretion and shall be final and binding on all Participants and all persons having or claiming any interest in this Plan. No member of the Compensation Committee shall be liable for any


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action or determination relating to or under this Plan unless it is demonstrated that such action or determination was made in bad faith.

         9. Compliance With Code Section 409A. Notwithstanding any other provision of this Plan to the contrary, all bonus payments made hereunder should be made no later than thirty days following the Determination Date. The Company shall have no liability to a Participant, or any other party, if an Award that is intended to be exempt from, or compliant with, Section 409A of the Internal Revenue Code is not so exempt or compliant or for any action taken by the Compensation Committee.

         10. Employment Rights. The adoption of this Plan does not confer upon any Participant any right to continued employment with or service to the Company or interfere in any way with the right of the Company to terminate the Participant's employment or service at any time.

         11. Unfunded, Unsecured Obligation. This Plan shall at all times be entirely unfunded and no provisions shall at any time be made with respect to segregating assets of the Company for payment of any benefits hereunder. Additionally, nothing contained herein shall be construed as giving a Participant, his or her beneficiary, or any other person, any equity or other interest of any kind in any assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person. As to any claim for any unpaid amounts under this Plan, a Participant, his or her beneficiary, and any other person having a claim for payment shall be unsecured creditors.

         12. Governing Law. This Plan shall be construed, interpreted and enforced in accordance with the internal laws of the State of Connecticut without regard to any applicable conflicts of laws.

         13. Effective Date. This Plan is effective on October 25, 2006 (the "Effective Date"), the date on which the Board of Directors of the Company approved this Plan.


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                                   EXHIBIT A



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                 OBJECTIVE                               BONUS PAYMENT
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The total amount of general and                 A maximum of $40,000 payable
administrative expenses for the Company's       in cash as a lump sum.
2006 fiscal year, excluding Participants'
bonus compensation pursuant to this Plan, as
confirmed by the Company's independent
auditors, does not exceed the approved budget
for fiscal year 2006.
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The Company adds at least $0.25 per share to    $80,000 payable in cash as a
the dividends declared for the Company's 2006   lump sum.
fiscal year that are directly allocable to
either (i) the revenue from the charter hire
received from the Stena Concept and the Stena
Contest and (ii) the changes to the
calculation of additional hire for the
Company's other Product tankers and the Ship
Management Agreements that were amended on
January 5, 2006.
--------------------------------------------------------------------------------
The Company declares total dividends            Beginning with the first
exceeding $2.30 per share for the Company's     dividend paid for the
2006 fiscal year.                               Company's 2007 fiscal year, on
                                                or promptly following each
                                                date on or prior to the
                                                Vesting Date on which the
                                                Company pays a quarterly cash
                                                dividend to its shareholders
                                                (each such date, a "Dividend
                                                Payment Date"), provided that
                                                the Participant's employment
                                                with the Company has not
                                                earlier terminated, the
                                                Company shall pay to the
                                                Participant a cash payment
                                                equal to the product of (i)
                                                the per share cash dividend
                                                paid on such Dividend Payment
                                                Date with respect to one share
                                                of the Company's common stock
                                                and (ii) the Reference Number
                                                of Shares.

                                                In addition, on the date the
                                                Company first declares a
                                                dividend in January or
                                                February of 2009 (the "Vesting
                                                Date"), provided that the
                                                Participant's employment with
                                                the Company has not earlier
                                                terminated, the Company shall
                                                pay to the Participant a cash
                                                payment equal to the product
                                                of (A) the average daily
                                                closing price of one share of
                                                the Company's common stock on
                                                the New York Stock Exchange
                                                during the 30 trading days
                                                preceding the Vesting Date,
                                                times (B) the Reference Number
                                                of Shares.
--------------------------------------------------------------------------------

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                                                As used herein, the "Reference
                                                Number of Shares" means the
                                                quotient of (x) $80,000,
                                                divided by (y) the average
                                                daily closing price of one
                                                share of the Company's common
                                                stock on the New York Stock
                                                Exchange during the 2006
                                                fiscal year.
--------------------------------------------------------------------------------

     Note: Where a dividend is referred to as being paid "for" a period, that means that the dividend is (or group of related dividends are) paid with respect to the Company's performance during such period, and will be paid following the end of such period.





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